                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                March 14, 2001



                                FMC CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     1-2376                     94-4079804
----------------------------        -----------              -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)



     200 East Randolph Drive, Chicago, Illinois                     60601
    ------------------------------------------                   ----------
     (Address of principal executive offices)                    (Zip Code)



                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of this report to the extent described in Item 9.


-----------------------------------------------------------------------------------------------------------
  Exhibit Number                         Topic                                      Presenter
------------------  ------------------------------------------------  -------------------------------------
Exhibit 99a                   FMC Corporation--Increasing                    William H. Schumann III
                              Shareholder Value
-----------------------------------------------------------------------------------------------------------


Item 9. Regulation FD Disclosure. The Merrill Lynch Chemical Conference was held on March 14, 2001 in New York City. Slides used in a presentation made at the meeting by William H. Schumann III, Senior Vice President and Chief Financial Officer, FMC Corporation, are attached hereto as an exhibit to this report. These slides may also be accessed at the company's website (www.fmc.com), where the presentation may be replayed via a webcast that will be available for approximately thirty days. The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Corporation that the information is material or that investors should consider this information before deciding to buy or sell FMC securities.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC CORPORATION


                            By /s/ Stephen F. Gates
                              ---------------------
                              Stephen F. Gates
                              Senior Vice President, General
                               Counsel and Secretary



Date: March 14, 2001